Exhibit 10.41

                             BUILDING LOAN AGREEMENT


         THIS BUILDING LOAN AGREEMENT (this "Agreement") is made and entered into as of the 1st day of October, 1997, by and among KEYBANK NATIONAL ASSOCIATION, a national banking association with an office for the transaction of business at 66 South Pearl Street, Albany, New York 12207 (hereinafter referred to as "Bank"), SPURLOCK ADHESIVES, INC., a Virginia corporation with an office for the transaction of business at 5090 General Mahone Highway, Waverly, Virginia, 23890 (the "Company") and the COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, a New York public benefit corporation with an office for the transaction of business at Saratoga County Municipal Center, 40 McMaster Street, Ballston Spa, New York 12020 (the "Issuer").

                              W I T N E S S E T H:

         WHEREAS, the Issuer intends to issue its Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project) Series 1997 A in the aggregate principal amount of $6,000,000 (the "Bonds"); and

         WHEREAS, the Bonds are to be issued pursuant to that certain Trust Indenture, dated as of October 1, 1997 (the "Indenture"), between the Issuer and Star Bank, N.A. (the "Trustee"); and

         WHEREAS, as security for the Bonds, the Bank is about to issue its irrevocable direct pay letter of credit (the "Letter of Credit") in favor of the Trustee; and

         WHEREAS, with regard to the Letter of Credit, the Bank and the Company have or are about to enter into the Letter of Credit Reimbursement Agreement dated as of October 1, 1997 (the "Reimbursement Agreement"); and

         WHEREAS, the Issuer, the Bank, the Trustee and the Company have agreed that draws are to be advanced to the Company by the Trustee in accordance with the provisions of this Agreement and the provisions of the Indenture.

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Bank agrees to make and the Company agrees to accept, on its own behalf and on behalf of the Issuer, the loan representing the indebtedness, as more particularly set forth in the Reimbursement Agreement, including the draws made on the Bank under the Letter of Credit to cover disbursements for construction of the Project Facility in accordance with and subject to the terms and conditions hereinafter set forth.



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                                    ARTICLE 1

                              TERMS AND DEFINITIONS

         In addition to the terms defined in the Indenture and the Reimbursement Agreement, the following terms shall have the meanings set forth in this Article. References to documents and other materials shall include those documents and materials as they may be revised, amended and modified, from time to time, with the prior written approval of Bank. Capitalized terms not otherwise defined shall have the meanings set forth in the Indenture.

         1.1 Advance. "Advance" means the proceeds of the Term Loan and any disbursement by the Trustee of Bond proceeds in accordance with the provisions of this Agreement and Section 407 of the Indenture, upon presentation of a requisition from the Company.

         1.2 Approval. "Approval", "Approved", "approval" or "approved" means, as the context so determines, an approval by the Bank of a Request for Disbursement given after full and fair disclosure to the approving parties of all material facts necessary in order to determine whether approval should be granted.

         1.3 Completion Date. "Completion Date" means May 30, 1998, as such date may be extended in the sole discretion of the Bank.

         1.4 Commitment. "Commitment" means the commitment letter to issue the Letter of Credit issued by Bank to Company dated May 1, 1997, and accepted by Company on ________________, 1997.

         1.5 Construction Budget. "Construction Budget" means the budget for total estimated Costs of Project Facility, submitted by Company, approved by Bank, and attached hereto as Exhibit A.

         1.6    Construction   Contract.   "Construction   Contract"  means  the
contract, dated September 30, 1997, between Company and Contractor and providing for the construction of the Facility on the Land.

         1.7 Construction Inspector. "Construction Inspector" means C.T. Male Associates, P.C. or at Bank's option either an officer or employee of Bank or consulting architects, engineers or inspectors appointed by Bank.

         1.8 Contingency Reserve. "Contingency Reserve" means the amount(s) allocated as contingency reserve(s) in the Construction Budget to be disbursed upon approval of the Bank.

         1.9 Contractor. "Contractor" means D.B. Western, Inc., whose address is 1360 Airport Lane, North Bend, Oregon 97459.

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         1.10   Costs of Improvement.  "Costs of Improvement"  means those items defined as such under Section 2(5) of the Lien Law.

         1.11 Request for Disbursement. "Request for Disbursement" means, with respect to each Advance, Company's request for such Advance, and documents required by this Agreement and the Indenture to be furnished to Bank as a condition to such Advance.

         1.12 Event of Default. "Event of Default" means any condition or event described herein as such.

         1.13 Governmental Approvals. "Governmental Approvals" means all approvals, consents, waivers, orders, acknowledgements, authorizations, permits and licenses required under applicable Requirements to be obtained from any Governmental Authority for the construction of the Facility and the use, occupancy and operation of the Project Facility following completion of construction of the Facility.

         1.14 Governmental Authority. "Governmental Authority" means the United States of America, the state(s) in which the Land is located and Company and Guarantor are located or organized, any political subdivision thereof, municipalities in which the Land is located, and any agency, authority, department, commission, board, bureau, or instrumentality of any of them.

         1.15   Guarantor.   "Guarantor"  means  Spurlock  Industries,  Inc.,  a
Virginia corporation with a business address of 209 West Main Street, Waverly, Virginia 23890.

         1.16 Indirect Costs. "Indirect Costs" mean and include title insurance premiums, survey charges, engineering fees, architectural fees, real estate taxes during the period of construction, commitment fees and interest payable to Bank under the Loan, premiums for insurance, legal fees and all other expenses which are, in accordance with sound accounting practices, capital expenditures relating to the Project Facility.

         1.17 Land. "Land" means the real property described in Exhibit B attached hereto.

         1.18   Lien  Law.  "Lien  Law"  means  the Lien Law of the State of New
York.

         1.19 Loan. "Loan" means, collectively, (i) the credit facility extended by the Bank to the Company in connection with the Project Facility as evidenced by the Letter of Credit and the Reimbursement Agreement and (ii) the Term Loan.

         1.20 Loan Amount. "Loan Amount" means the amount outstanding on the Bonds and the indebtedness of the Loan owing by the Company under the Reimbursement Agreement and the Term Loan.


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         1.21   Operating  Lease.   "Operating   Lease"  shall  mean  the  lease
agreement between the Company and the Contractor dated September 30, 1997.

         1.22 Payment and Performance Bonds. "Payment and Performance Bonds" mean dual-obligee payment and performance bonds relating to the Contractor as Bank may require from time to time, issued by a surety company or companies acceptable to Bank, in each case in an amount not less than the full contract price.

         1.23 Permitted Liens. "Permitted Liens" shall have the meaning ascribed to it in the Reimbursement Agreement.

         1.24 Plans and Specifications. "Plans and Specifications" means the plans and specifications for the Facility approved by the Bank.

         1.25 Project Facility. "Project Facility" shall mean and include all costs that will be incurred by Company in connection with the acquisition of the Land, the construction of the Facility, the equipping of the Facility with the Equipment, and the operation and carrying of the Project Facility through the expiration date of the Letter of Credit, including without limitation all Indirect Costs.

         1.26 Requirements. "Requirements" means any law, ordinance, order, rule or regulation of any Governmental Authority relating in any way to the Project Facility, Company or Guarantor.

         1.27 Term Loan. "Term Loan" shall mean the $1,500,000 loan to be made by the Bank to the Company to assist in the financing of the Project.

         1.28 Termination Date. "Termination Date" means the earlier of the Completion Date or such other date as may be set forth herein which fixes the termination of Bank's obligations to make Advances.

                                    ARTICLE 2

                               FINANCING DOCUMENTS

         The Financing Documents (as defined in the Indenture) have been duly authorized, executed and delivered to each of the parties thereto.


                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF COMPANY

         Company hereby represents and warrants to Bank as follows:

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         3.1    Validity of Financing Documents. That the Financing Documents to
which it is a party are in all respects valid and legally binding obligations, enforceable in accordance with their respective terms.

         3.2 Title to Project Facility. That the Issuer has good clear record and marketable fee simple absolute title to the Land, subject to no liens, security interests, charges or encumbrances in favor of any person other than the Trustee, the Bank or the Contractor.

         3.3 Absence of Conflicts. That the execution and delivery of the Financing Documents by Company and the Guarantor do not, and the performance and observance by Company and the Guarantor of their obligations thereunder will not, contravene or result in a breach of (a) any provision of Company's or the Guarantor's corporate charter or by-laws, or (b) any Requirements, or (c) any decree or judgement binding on Company or the Guarantor, or (d) except for the Loan and Security Agreement dated as of July 1, 1996 by and between the Company and National Bank of Canada, any agreement or instrument binding on Company or the Guarantor or any of their respective properties, nor will the same result in the creation of any lien or security interest under any such agreement or instrument.

         3.4 Pending Litigation. That there are no actions, suits, investigations or proceedings pending, or, to the knowledge of Company, threatened against or affecting Company, the Guarantor or the Project Facility, or involving the validity or enforceability of any of the Financing Documents or the priority of the lien thereof, or which will affect Company's ability to repay the Loan, at law or in equity or before or by any Governmental Authority.

         3.5 Violations of Requirements. That Company has no knowledge of any violations or notices of violations of any Requirements.

         3.6 Compliance with Requirements. That the Plans and Specifications and construction of the Project Facility pursuant thereto and the use of the Project Facility contemplated thereby will comply with all Requirements.

         3.7 Organization, Status and Authority. (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, (ii) is duly qualified to do business and is in good standing in the State of New York, (iii) has the corporate power, authority and legal right to own and operate its properties and assets, carry on the business now being conducted and proposed to be conducted by it, and to engage in the transactions contemplated by the Financing Documents, and (iv) the execution and delivery of the Financing Documents to which it is a party and the performance and observance of the provisions thereof have been duly authorized by all necessary corporate actions.

         3.8 Availability of Utilities. That all utility services necessary and sufficient for the construction, development and operation of the Project Facility for its intended purposes are

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presently  available  to the  boundaries  of the Land through  dedicated  public rights of way or through perpetual private easements, approved by Bank, with respect to which the Mortgage creates a valid, binding and enforceable first lien, including, but not limited to, water supply, storm and sanitary sewer, gas, electric and telephone facilities, and drainage.

         3.9 Condition of Project Facility. That neither the Project Facility nor any portion thereof is now damaged or injured as result of any fire, explosion, accident, flood or other casualty or has been the subject of any Condemnation, and to the knowledge of Company, no Condemnation is pending or contemplated.

         3.10 Brokerage Commissions. That any brokerage commissions due in connection with the transactions contemplated hereby have been paid in full and that any such commissions coming due in the future will be promptly paid by Company. Company agrees to and shall indemnify Bank from any liability, claims or losses arising by reason of any such brokerage commissions. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

         3.11 Financial Statements. That the financial statements of Company and the Guarantor previously delivered to Bank are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the respective financial conditions of the Company and the Guarantor as of the respective dates thereof and the results of their operations for the periods covered thereby; that no adverse change has occurred in the assets, liabilities, or financial conditions reflected therein since the respective dates thereof; and that no additional borrowings have been made by Company or the Guarantor since the date thereof other than the borrowing contemplated hereby or previously consented to in writing by the Bank.

         3.12 Taxes. That all federal, state and other tax returns of Company and the Guarantor required by law to be filed have been filed, that all federal, state and other taxes, assessments and other governmental charges upon Company and the Guarantor or their respective properties which are due and payable have been paid, and that Company and the Guarantor have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods for which such returns have been filed.

         3.13 Other Contracts. Except for the Financing Documents, the Construction Contract and the Operating Lease, Company has made no contract or arrangement of any kind or type whatsoever (whether oral or written, formal or informal), the performance of which by the other party thereto could give rise to a lien or encumbrance on the Project Facility, except for contracts (all of which have been disclosed in writing to Bank) made by Company with parties who have executed and delivered lien waivers to Company, and which, in the opinion of Bank's counsel, will not create rights in existing or future lien claimants which may be superior to the lien of the Mortgage.


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         3.14   Construction Contract.  That (i) the Construction Contract is in
full force and effect; (ii) both Company and Contractor are in full compliance with their respective obligations under the Construction Contract; (iii) the work to be performed by Contractor under the Construction Contract is the work called for by the Plans and Specifications and all work required to complete the Project Facility in accordance with the Plans and Specifications is provided for under the Construction Contract; and (iv) all work on the Project Facility shall be completed in accordance with the Plans and Specifications in a good and workmanlike manner and shall be free of any defects for which the Company is not compensated in accordance with the terms of the Construction Contract.

         3.15 Access. That the rights of way for all roads necessary for the full utilization of the Project Facility for its intended purposes have either been acquired by the Company, the appropriate Governmental Authority or have been dedicated to public use and accepted by such Governmental Authority, and all such roads shall have been completed, or all necessary steps shall have been taken by Company and such Governmental Authority to assure the complete construction and installation thereof prior to the date upon which access to the Project Facility via such roads will be necessary. All curb cuts, driveway permits and traffic signals shown on the Plans and Specifications or otherwise necessary for access to the Project Facility are existing or have been fully approved by the appropriate Governmental Authority.

         3.16 No Default. That no Event of Default exists and no event which but for the passage of time, the giving of notice or both would constitute an Event of Default has occurred.

         3.17 Plans and Specifications. That Company has furnished Bank true and complete sets of the Plans and Specifications which comply with all Requirements, all Governmental Approvals, and all restrictions, covenants and easements affecting the Project Facility, and which have been approved by the Contractor, Company's Architect, and such Governmental Authority as is required for construction of the Project Facility.

         3.18 Governmental Approvals. That Company has obtained all Governmental Approvals from, and has given all such notices to, and has taken all such other actions with respect to such Governmental Authority as may be required under applicable Requirements for the construction of the Facility.

         3.19 Construction Budget. That the Construction Budget accurately reflects all costs of construction of the Project Facility.

         3.20 Effect of Request for Disbursement. That each Request for Disbursement submitted as provided in Article 6 hereof and pursuant to the Indenture shall constitute an affirmation that the representations and warranties contained in Article 3 of this Agreement and in the other Financing Documents remain true and correct as of the date thereof; and unless the Bank is notified to the contrary, in writing, prior to the disbursement of the requested Advance or any portion thereof, shall constitute an affirmation to the Bank and the Trustee that the same remain true and correct on the date of such disbursement.

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         3.21   The Company is Agent; Disbursement of Funds. That the Issuer, in
compliance with and subject to the terms of the Installment Sale Agreement, has appointed the Company its true and lawful agent, and the Company has accepted such agency for the purpose, among other things, of causing the Facility to be constructed and equipped in accordance with the terms and conditions of this Agreement. The Issuer has authorized the Trustee, with the consent of the Bank, to disburse all monies, as provided for in this Agreement, the Indenture and the Installment Sale Agreement directly to the Company in accordance with this Agreement.


                                    ARTICLE 4

                              COVENANTS OF COMPANY

         The Company hereby covenants and agrees with Bank as follows:

         4.1 Construction Contract. (i) To permit no default under the terms of the Construction Contract, (ii) to waive none of the obligations of Contractor thereunder, (iii) to do no act which would relieve Contractor from its obligations to construct the Facility according to the Plans and Specifications, and (iv) to make no amendments to or change orders under the Construction Contract without the prior approval of Bank.

         4.2 Insurance. To obtain insurance or evidence of insurance as required by the Financing Documents.

         4.3 Application of Loan Proceeds. To use the proceeds of the Bonds solely for the purpose of paying for the cost of the acquisition, construction and equipping of the Project Facility in accordance with the terms of this Agreement and the Indenture.

         4.4 Project Facility Costs and Expenses. To pay all Project Facility Costs, regardless of the amount, and to pay all costs and expenses of Bank with respect to the financing, acquisition and construction of the Project Facility, including but not limited to, appraisal fees, inspection fees, surveying costs, legal fees(including legal fees incurred by Bank subsequent to the closing of the Loan in connection with the disbursement, administration, collection or transfer of the Loan), advances, recording expenses, surveys, intangible taxes, expenses of foreclosure (including attorney's fees) and similar items.

         4.5 Commencement and Completion of Construction. To commence construction of the Facility and the acquisition and installation of the Equipment within thirty (30) days after the date hereof and to diligently pursue construction to completion prior to the Completion Date in accordance with the Plans and Specifications, in full compliance with all restrictions, covenants and easements affecting the Project Facility, all Requirements, and all Governmental Approvals, and with all terms and conditions of the Financing Documents without deviation from the Plans and Specifications unless with the prior approval of Bank and the surety company or companies issuing any Payment and Performance Bond; to pay all sums and to perform such

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duties as may be necessary to complete such construction of the Facility and the acquisition and installation of the Equipment in accordance with the Plans and Specifications and in full compliance with all restrictions, covenants and easements affecting the Project Facility, all Requirements and all Governmental Approvals, and with all terms and conditions of the Financing Documents, all of which shall be accomplished on or before the Completion Date, free from any liens, claims or assessments (actual or contingent) asserted against the Project Facility for any material, labor or other items furnished in connection therewith. Evidence of satisfactory compliance with the foregoing shall be furnished by Company to Bank on or before the Completion Date.

         4.6 Right of Bank to Inspect Project Facility. To permit Bank and its representatives and agents to enter upon the Project Facility and to inspect the Project Facility and all materials to be used in the construction thereof and to cooperate and cause Contractor to cooperate with Bank and its representatives and agents during such inspections (including making available to Bank working copies of the Plans and Specifications together with all related supplementary materials); provided, however, that this provision shall not be deemed to impose upon Bank any obligation to undertake such inspections.

         4.7 Correction of Defects. Unless Company demonstrates to Bank that such corrective work is inappropriate or inconsistent with the Plans and Specifications, to promptly correct all defects in the Facility or any departure from the Plans and Specifications not previously approved by Bank. Company agrees that any Advance, whether before or after such defects or departures from the Plans and Specifications are discovered by, or brought to the attention, of Bank, shall not constitute a waiver of Bank's right to require compliance with this covenant.

         4.8 Sign Regarding Construction Financing. At Bank's option, to erect promptly and maintain on a suitable site on the Land a sign indicating that construction financing is being provided by Bank, all to the satisfaction of Bank; and to prevent the destruction or removal of said sign without the prior approval of Bank.

         4.9 Approval of Change Orders. To permit no material deviations from the Plans and Specifications during construction without the prior approval of Bank and the surety company or companies issuing any Payment and Performance Bonds.

         4.10 Notice of Occupancy. To notify Bank at least ten (10) days prior to, and again on, the date of occupancy of any portion of the Project Facility.

         4.11 Books and Records. To keep and maintain complete proper and accurate books, records and accounts reflecting all items of income and expense of Company in connection with the Project Facility and the construction of the Facility, the acquisition and installation of the Equipment and the results of the operation thereof; and, upon the request of Bank, to make such books, records and accounts immediately available to Bank for inspection or independent audit.


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         4.12   Financial  Statements and Other Information.  To furnish to Bank such financial statements and information as Company has agreed to provide elsewhere in the Financing Documents.

         4.13   Construction   Inspector.   To  permit   Bank  to   retain   the
Construction Inspector (the "Construction Inspector") at the cost of Company to perform the following services on behalf of Bank:

                (a) To review and advise Bank whether, in the opinion of the Construction Inspector, the Plans and Specifications are satisfactory;

                (b)    To review Requests for Disbursements and change orders;

                (c) To make periodic inspections (approximately at the date of each Request for Disbursement) for the purpose of assuring that construction of the Facility to date is in accordance with the Plans and Specifications and to approve Company's then current Request for Disbursement as being consistent with Company's obligations under this Agreement and the Indenture, including inter alia, an opinion as to Company's continued compliance with the provisions of Section 6.1 (f)
         (4) hereof.

         The fees of the Construction Inspector shall be paid by Company forthwith upon billing therefor and expenses incurred by Bank on account thereof shall be reimbursed to Bank forthwith upon request therefor, but neither Bank nor the Construction Inspector shall have any liability to Company on account of
(i) the services performed by the Construction Inspector, (ii) any neglect or failure on the part of the Construction Inspector to properly perform its services, or (iii) any approval by the Construction Inspector of construction of the Facility. Neither Bank nor the Construction Inspector assumes any obligation to Company or any other person concerning the quality of construction of the Facility or the absence therefrom of defects.

         4.14 Soil Tests. To provide promptly to Bank at Company's expense such soil tests and environmental assessments of the Land as Bank may require from time to time.

         4.15 Payment and Performance Bonds. To furnish to Bank and maintain a Payment and Performance Bond for the Contractor.

         4.16 Insufficiency of Loan Proceeds. To deposit funds with Bank as follows: If at any time or from time to time during the terms of this Agreement, in Bank's judgment and opinion, the remaining undisbursed portion of the Project Fund, together with the undisbursed balances of other sums previously deposited by Company with Bank or the Trustee in connection with the Loan, is or will be insufficient to fully complete the construction of the Facility and the acquisition and installation of the Equipment therein in accordance with the Plans and Specifications, to pay all other Project Facility Costs, to pay all interest accrued or to accrue on the Loan during the term of the Loan from and after the date hereof, and to pay all other sums due or to become due under the Financing Documents, regardless of how such condition may

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be caused,  Company  shall,  within seven (7) days after written  notice thereof from Bank, deposit with Bank such sums of money in cash as Bank may require, in an amount sufficient to remedy such condition, and sufficient to pay any liens for services and materials alleged to be due and payable at that time in connection with the Project Facility, and, at Bank's option, no further Advances shall be made by the Trustee until the provisions of this Paragraph have been fully complied with. All such deposited sums shall stand as additional security for Company's obligations under this Agreement and shall be disbursed by Bank in the same manner as Advances under this Agreement before any further Advances of the Bond proceeds shall be made. Neither the Bank nor the Trustee shall have no obligation to pay Company any interest with respect to such deposited funds.

         4.17   Additional Documents. To perform hereunder as follows:

                (a)    Regarding   Construction.   To   furnish   to  Bank   all
         instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance, reports and agreements and each and every other document and instrument required to be furnished by, the terms of the Commitment or this Agreement or the other Financing Documents, all at Company's expense.

                (b) Regarding Preservation of Security. To execute and deliver to Bank such documents, instruments, assignments and other writings, and to do such other acts necessary or desirable, to preserve and protect the collateral at any time securing or intended to secure the Loan, as Bank may require.

                (c) Regarding this Agreement. To do and execute all and such further lawful and reasonable acts, conveyances and assurances in the law for the better and more effective carrying out of the intents and purposes of this Agreement as Bank shall require from time to time.

         4.18 Financing Publicity. To permit Bank to obtain publicity in connection with the construction of the Project Facility through press releases and participation in such events as ground breaking and opening ceremonies; and to give Bank ample advance notice of such events and to give Bank as much assistance as possible in connection with obtaining such publicity as Bank may request.

         4.19 Easements and Restrictions. To submit to Bank for Bank's approval prior to the execution thereof by Company all proposed easements, restrictions, covenants, permits, licenses, and other instruments which would or might affect the title to the Project Facility, accompanied by a survey showing the exact proposed location thereof and such other information as Bank shall reasonably require. Company shall not subject the Project Facility or any part thereof to any easement, restriction or covenant (including any restriction or exclusive use provision in any lease or other occupancy agreement) without the prior approval of Bank.

         4.20 Compliance with Requirements. To comply promptly with all requirements and governmental approvals and to furnish Bank, on demand, with independent evidence of such compliance.

         4.21 Leases. To enter into no leases or occupancy agreements affecting the Project Facility without the prior approval of Bank. Company shall deliver to Bank executed counterparts of all leases and occupancy agreements affecting the Project Facility whether executed before or after the date of this Agreement, and shall not amend any provision thereof or waive any obligations of tenants under any leases or occupancy agreements affecting the Project Facility without the prior approval of Bank.

         4.22 Compliance With Restrictions, Covenants and Easements. To comply with all restrictions, covenants and easements affecting the Project Facility.

         4.23 Laborers, Subcontractors and Materialmen. To furnish to Bank, upon request at anytime, and from time to time, affidavits listing all laborers, subcontractors, materialmen, and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished labor or material to the Project Facility or any portion thereof, together with affidavits, or other evidence satisfactory to Bank, showing that such parties have been paid all amounts then due for labor and materials furnished to the Project Facility. In addition, Company will notify Bank immediately, and in writing, if Company receives any notice, written or oral, from any laborer, subcontractor or materialmen to the effect that said laborer, subcontractor or materialmen has not been paid when due for any labor or materials furnished in connection with the construction of the Facility or the acquisition and installation of the Equipment.

         4.24   Further  Assurance of Title. To further assure title as follows:
If at any time Bank or Bank's counsel has reason to believe that, except as permitted by Section 5.8 hereof, any Advance is not secured or will or may not be secured by the Indenture and/or the Mortgage as a first lien or security interest on the Project Facility, then Company shall, within ten (10) days after written notice from Bank, do all things and matters necessary, to assure to the satisfaction of Bank and Bank's counsel that any Advance previously made hereunder or to be made hereunder is secured or will be secured by the Mortgage as a first lien or first security interest on the Project Facility, and Bank, at its option, may decline to make further Advances hereunder until Bank has received such assurance.

         4.25 No Transfers or Encumbrances. To cause or permit no sale, conveyance, transfer, assignment or encumbering of the Project Facility or any interest therein without the prior approval of the Issuer, the Trustee or the Bank.

                                    ARTICLE 5

                                AGREEMENT TO LEND

         Subject to the terms and conditions set forth in this Agreement, the Reimbursement Agreement and the Indenture, Bank agrees to consent to Advances to Company from time to time during the period from the date hereof to the Termination Date in an aggregate principal amount of up to and including the Loan Amount to pay Project Facility Costs actually incurred in connection with the acquisition of the Land, construction of the Facility and the acquisition and installation of the Equipment in the Facility (including Indirect Costs) if and to the extent such Project Facility Costs are reflected in the Construction Budget as being funded by proceeds of the Bonds.

         5.1 Reimbursement Agreement. The Company shall have an obligation to pay all sums due under the Reimbursement Agreement and the other Financing Documents.

         5.2 Advances. The Construction Budget reflects, by category and line items, the purposes and the amounts for which funds to be advanced by Bank under this Agreement and the Indenture are to be used. Bank shall not be required to disburse for any category or line item more than the amount specified therefor in the Construction Budget.

         5.3 Cost Overruns. If Company becomes aware of any change in the Project Facility Costs which will increase a category or line item of the Project Facility Costs reflected on the Construction Budget (as the Construction Budget is revised from time to time and approved by Bank), Company shall immediately notify Bank in writing and promptly submit to Bank for its approval a revised Construction Budget. No further Advances need be consented to by Bank unless and until the revised Construction Budget so submitted by Company is approved by Bank, and Bank reserves the right to approve or disapprove any revised Construction Budget in its sole and absolute discretion. If Bank approves the revised Construction Budget, and such revised Construction Budget reflects Project Facility Costs to be funded by Bank in excess of the Loan Amount, the amount of such excess shall be funded by the Company.

         5.4 Contingency Reserve. Any amount allocated as Contingency Reserve in the Construction Budget is not intended to be disbursed and will only be disbursed upon the prior approval of Bank, which approval can be withheld for any reason or for no reason. The disbursement of a portion of the Contingency Reserve shall in no way prejudice Bank from withholding disbursement of any further portion of the Contingency Reserve.

         5.5    Stored  Materials.  Subject  to  the  limitations  contained  in
Section 5.8 hereof, Bank shall disburse funds for materials, furnishings, fixtures, machinery or equipment not yet incorporated into Land, the Facility or Equipment (the "Stored Materials") subject to the requirements set forth in items (a) through (e) below. Subject to the provisions of Section 5.8 hereof, any disbursement for the cost of Stored Materials shall be contingent upon Bank receiving satisfactory evidence that:

                (a) The Stored Materials are components in a form ready for incorporation into the Facility or Equipment;

                (b) The Stored Materials are stored at the Land, in a bonded warehouse, at a site controlled by Company, or at such other site as Bank shall approve, and are protected against theft and damage;

                (c) The Stored Materials have been paid for in full or will be paid for with the funds to be disbursed and all lien rights or claims of the supplier have been released or will be released upon payment with disbursed funds;

                (d) Bank has or will have upon payment with disbursed funds a perfected, first priority security interest in the Stored Materials; and

                (e) The Stored Materials are insured for an amount equal to their replacement costs.

         5.6 Amount of Advances. In no event shall any Advance exceed the full amount of Indirect Costs approved by Bank and theretofore paid or to be paid with the proceeds of such Advance plus ninety (90%) percent of all costs for construction of Facility and acquisition and installation of the Equipment approved by Bank and incurred by Company through the date of the Request for Disbursement less the aggregate amount of any Advances previously made. It is further understood that the retainage described above is intended to provide a contingency fund protecting Bank against failure of Company or the Guarantor to fulfill any obligations under the Financing Documents, and that Bank may charge amounts against such retainage in the event Bank is required or elects to expend its own funds to cure any Event of Default. The retainage described herein will be advanced by the Bank upon satisfaction of the conditions set forth in Section
6.3 hereof.

         5.7 Quality of Work. No Advance shall be due unless all work done at the date the Request for Disbursement for such Advance is submitted is done in a good and workmanlike manner and without defects, as confirmed by the report of the Construction Inspector, but the Trustee upon consent of the Bank, may disburse all or part of any Advance before the sum shall become due if Bank believes it advisable to do so, and all such Advances or parts thereof shall be deemed to have been made pursuant to this Agreement.

         5.8 Coordination with Construction Contract. The Bank hereby acknowledges that certain provisions of the Construction Contract conflict with the terms of this Building Loan Agreement. The Bank hereby agrees that, to the extent that the terms of the Construction Contract cause a conflict with any of the representations, warranties or covenants of the Company contained herein, such conflict is hereby waived by the Bank and the Bank agrees that such a conflict will not be a default or Event of Default, or ban the Company from meeting any condition hereunder. Notwithstanding anything to the contrary contained herein, the Bank hereby agrees to make Advances hereunder which are not in compliance with the conditions set forth in Section 5.5 and Article 6 hereof ("Unsecured Advances") to enable the Company to make certain payments required by Article 2.1 of the Construction Contract, provided, however, that the aggregate amount of Unsecured Advances outstanding hereunder shall not at any time exceed $2,566,000. For purposes hereof, if an Unsecured Advance is used to finance, in whole or in part, goods, stored materials or Equipment, the amount of such Unsecured Advance may be readvanced hereunder upon the delivery to the Land of such goods, stored materials or Equipment.


                                    ARTICLE 6

                             CONDITIONS PRECEDENT TO
                          DISBURSEMENT OF BOND PROCEEDS

         6.1 Conditions of Initial Advance. The obligation of Bank to consent to the initial Advance shall be subject to the following conditions precedent:

                (a) Financing Documents. The Financing Documents, in form and substance satisfactory to Bank and the Trustee, shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, and Bank shall have received the original or a fully executed counterpart thereof. All Financing Documents to be filed or recorded in the public records shall have been so filed or recorded in the appropriate public records.

                (b) Construction Documents. The Construction Contract, in form and substance satisfactory to Bank, shall have been duly executed and delivered by the parties thereto, shall be in full force and effect, and Bank shall have received a certified or a fully executed counterpart thereof. The Contractor shall have duly executed and delivered to Bank a consent to the assignment of the Construction Contract, in form and substance satisfactory to Bank, and Bank shall have received the original or a fully executed counterpart thereof.

                (c) Subcontracts. Company shall have delivered to Bank, and Bank shall have approved, a list of all subcontractors and materialmen who have been or, to the extent identified by Company, will be supplying labor or materials for the Project Facility, a copy of the standard form of subcontract to be used by the Contractor, and correct and complete photocopies of all executed subcontracts and contracts.

                (d) Other Contracts. Company shall have delivered to Bank correct and complete photocopies of all other executed contracts with contractors, engineers or consultants for the Project Facility, and of all development, management, brokerage, sales or leasing agreements for the Project Facility.

                (e) Deliveries. The following items or documents shall have been delivered to Bank:

                       (1) Plans and Specifications. Two complete sets of the Plans and Specifications and approval thereof by any necessary Governmental Authority, with a certification that the Facility to be constructed complies with all Requirements and Governmental Approvals and that the Construction Contract satisfactorily provides for the construction of the Facility.

                       (2) Title Insurance Policy. A paid Title Insurance Policy or report in all respects satisfactory to Bank and its counsel.

                       (3)    Other  Insurance.   Policies  (or,  if  permitted,
                certificates or other evidence of) all insurance required by this Agreement or any other Financing Document.

                       (4) Evidence of Sufficiency of Funds. Evidence satisfactory to Bank that the proceeds of the Bonds will be sufficient to cover all Project Facility Costs reasonably anticipated to be incurred and to satisfy the obligations of Company to Bank under this Agreement and the Indenture.

                       (5) Evidence of Access, Availability of Utilities, Governmental Approvals. Evidence satisfactory to Bank as to:

                              (A) the methods of access to and egress from the Project Facility, and nearby or adjoining public ways, meeting the reasonable requirements of property of the type contemplated to be completed under this Agreement and the status of completion of any required improvements to such access;

                              (B) the availability of storm and sanitary sewer facilities meeting the reasonable requirements of the Project Facility;

                              (C) the availability of all other required utilities, in location and capacity sufficient to meet the reasonable needs of the Project Facility; and

                              (D) the securing of all Governmental Approvals from the applicable Governmental Authority which are required under applicable Requirements for the construction of the Facility, together with copies of all such Governmental Approvals.

                       (6) Environmental Report. An environmental assessment report or reports of one or more qualified environmental engineering or similar inspection firms approved by Bank in form, scope and substance satisfactory to Bank, which report or reports shall indicate a condition of the Land in all respects satisfactory to Bank in its sole discretion and upon which report or reports Bank is expressly entitled to rely.

                       (7) Soil Report. A soil report for the Land prepared by a soil engineer approved by Bank in form and substance satisfactory to Bank, containing recommendations for the design of foundations, paved areas and underground utilities.

                       (8) Survey. A survey prepared in accordance with Bank's survey requirements, certified by a land surveyor registered as such in the state in which the Land is located, which survey shall be in form and substance satisfactory to Bank.

                       (9) Payment and Performance Bonds. Such Payment and Performance Bonds as may have been requested by Bank.

                       (10)   Request   for   Disbursement.    A   Request   for
                Disbursement complying with the provisions of this Agreement and the Indenture.

                (f) Legal Opinions. Bank shall have received opinions in form and substance satisfactory to Bank and Bank's counsel from counsel satisfactory to Bank as to such matters as Bank shall reasonably request.

                (g) Certification Regarding Chattels. Bank shall have received a certification from the Title Insurer or counsel satisfactory to Bank (which shall be updated from time to time at Company's expense upon request by Bank) that a search of the public records disclosed no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect the Project Facility other than Permitted Liens.

                (h)    Notices.   All  notices   required  by  any  Governmental
         Authority or by any applicable Requirement to be filed prior to commencement of construction of the Facility shall have been filed.

                (i) Appraisal. The Bank has received an appraisal of the Project Facility acceptable to the Bank.

                (j) Performance; No Default. Company shall have performed and complied with all terms and conditions herein required to be performed or complied with by it at or prior to the date of the initial Advance, and on the date of the initial Advance, there shall exist no Default or Event of Default.

                (k) Representations and Warranties. The representations and warranties made by Company and the Guarantor in the Financing Documents or otherwise made by or on behalf of Company or the Guarantor in connection therewith or after the date thereof shall have been true and correct in all respects on the date on which made and shall also be true and correct in all respects on the date of the initial Advance.

                (l) Other Documents. Such other documents, opinions and certificates as Bank or its counsel may reasonably require.

                (m) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement and the other Financing Documents shall be satisfactory to Bank and Bank's counsel in form and substance, and Bank shall have received all information and such counterpart originals on certified copies of such documents and such other certificates, opinions or documents as Bank and Bank's counsel may reasonably require.

         6.2 Conditions of Subsequent Advances. The obligation of Bank to make any Advance after the initial Advance shall be subject to the following conditions precedent:

                (a) Prior Conditions Satisfied. All conditions precedent to the initial Advance and any prior Advance shall continue to be satisfied as of the date of such subsequent Advance.

                (b) Performance; No Default. Company shall have performed and complied with all terms and conditions herein required to be performed or complied with by it at or prior to the date of such advance, and on the date of such Advance there shall exist no Default or Event of Default.

                (c) Representations and Warranties. The representations and warranties made by Company and the Guarantor in the Financing Documents or otherwise made by or on behalf of Company or the Guarantor in connection therewith after the date thereof shall have been true and correct in all respects on the date on which made and shall also be true and correct in all respects on the date of such Advance.

                (d) No Damage. The Facility and the Equipment shall not have been injured or damaged by fire, explosion, accident, flood or other casualty, unless Bank shall have received insurance proceeds sufficient in the judgment of Bank to effect the satisfactory restoration of the Facility and the Equipment and to permit the completion thereof prior to the Completion Date.

                (e)    Receipt by Bank. Bank shall have received:

                       (1)    Request   for   Disbursement.    A   Request   for
                Disbursement complying with the requirements hereof;

                       (2) Endorsement to Title Insurance Policy. A "run down" endorsement to the Title Insurance Policy or report indicating no change in the state of title and containing no survey exceptions not approved by Bank, which endorsement shall, expressly or by virtue of a proper "pending disbursements" clause or endorsement in the policy, increase the coverage of the policy to the aggregate amount of all proceeds of the Loan advanced on or before the effective date of such endorsement;

                       (3) Current Survey. An updated survey if required by the Bank;

                       (4)    Certificates.  Certificates  from  Company and the
                Construction Inspector to the effect that in their opinion, based upon on-site observations and submissions by the Contractor, the construction of the Facility and installation of the Equipment in the Facility to the date thereof was performed in a good and workmanlike manner and in accordance with the Plans and Specifications, stating the estimated total cost of construction of the Facility and installation of the Equipment in the Facility, stating the percentage of the in-place construction of the Facility and installation of the Equipment in the Facility and stating that the remaining non-disbursed portion of the Bond proceeds allocated for such purpose is adequate to complete the construction of the Project Facility;

                       (5) Contracts. Evidence that one hundred percent (100%) of the cost of the remaining construction work is covered by firm contracts or subcontracts, or orders for the supplying of materials, with contractors, subcontractors, materialmen or suppliers satisfactory to Bank.

                (f) Other Documents. Such other documents, opinions and certificates as Bank or its counsel may reasonably require.

         6.3 Conditions of Final Advance. In addition to the conditions set forth in Paragraph 6.2 above, Bank's obligation to advance sums retained pursuant to this Agreement shall be subject to receipt by Bank of the following:

                (a) Approval of Facility. Evidence of the approval by all appropriate Governmental Authority of the Facility in its entirety for permanent occupancy to the extent any such approval is or will be a condition of lawful use and occupancy of the Project Facility, and evidence of approval by all appropriate Governmental Authority of the contemplated uses thereof.

                (b) Approval by Construction Inspector. Notification from the Construction Inspector to the effect that the construction of the Facility and installation of the Equipment have been completed in a good and workmanlike manner in accordance with the Plans and Specifications.

                (c) Final Survey. A final survey acceptable to Bank showing the as-built location of the completed Project Facility.

                (d) Payment of Costs. Evidence satisfactory to Bank that all sums due in connection with the construction of the Facility and the acquisition and installation of the Equipment therein have been paid in full (or will be paid out of the funds requested to be advanced) and that no party claims or has a right to claim any statutory or common law lien arising out of the construction of the Facility, the acquisition and installation of the Equipment or the supplying of labor, material, and/or services in connection therewith.


                                    ARTICLE 7

                     METHOD OF DISBURSEMENT OF LOAN PROCEEDS

         Bank agrees to consent to Advances requisitioned of the Trustee in accordance with the Construction Budget and subject to the following procedures:

         7.1 Request for Disbursement to be Submitted. At such time as Company shall desire an Advance, Company shall complete and execute a Request for Disbursement for presentation to the Bank for its consent prior to delivery to the Trustee. Each Request for Disbursement shall be accompanied by:

                (a) if the Request for Disbursement includes amounts to be paid to the Contractor under the Construction Contract, it shall be accompanied by a completed and itemized Application and Certificate for Payment (AIA Document No. G702) or similar form approved by Bank, containing the certification of Contractor and the Construction Inspector as to the accuracy of same, together with invoices relating to all items of direct cost covered thereby. All such applications for payment shall show all subcontractors by name and trade, the total amount of each subcontract, the amount theretofore paid to each subcontractor as of the date of such application, and the amount to be paid from the proceeds of the Advance to each subcontractor;

                (b) if the Request for Disbursement includes payments for Indirect Costs, it shall be accompanied by a completed and itemized Indirect Cost statement executed by Company, together with invoices for all items of Indirect Costs covered thereby;

                (c) subject to the provisions of Section 5.8 hereof and except with respect to Permitted Liens, written lien waivers from the Contractor and such laborers, subcontractors and materialmen for work done and materials supplied by them which were paid for pursuant to any prior Request for Disbursement;

                (d) a written request of Company for any necessary changes in the Plans and Specifications or the Construction Budget;

                (e) copies of all change orders and subcontracts, and, to the extent requested by Bank, of all inspection or test reports and other documents relating to the construction of the Project Facility, not previously delivered to Bank; and

                (f) such other information, documentation and certification as Bank shall reasonably request.

         7.2 Notice and Frequency of Advances; Retainage. Each Request for Disbursement shall be submitted to the Bank for its consent at least five (5) business days prior to the date of submission of the Request for Disbursement to the Trustee, and no more frequently than twice per month, based on the value of the work (including the value of architectural and engineering work) completed, less the holdback (the "Retainage") provided for at Section 5.6 herein, pending issuance of certificates of occupancy and such evidence of lien-free completion of construction as the Bank may reasonably require.

         7.3 Funds Advanced. The Company irrevocably authorizes the Trustee to make an Advance from the Project Fund for any sums requisitioned under this Agreement in accordance with the Indenture.

         7.4 Advances Do Not Constitute a Waiver. No Advance shall constitute a waiver of any of the conditions of Bank's obligation to make further Advances nor, in the event Company is unable to satisfy any such condition, shall any Advance have the effect of precluding Bank from thereafter declaring such inability to be an Event of Default hereunder.

         7.5 Trust Fund Provisions. All proceeds advanced hereunder shall be subject to the trust fund provisions of Section 13 of the Lien Law. The affidavit attached hereto as Exhibit C is made pursuant to and in compliance with Section 22 of the Lien Law, and, if so indicated in said affidavit, a portion of the Loan Amount will be used, in part, for reimbursement for payments made by the Company prior to the initial Advance hereunder but subsequent to the commencement of the construction and equipping of the Facility for items constituting Costs of Improvement.


                                    ARTICLE 8

                               EVENTS OF DEFAULTS

         The occurrence of any one or more of the following conditions or events (each an "Event of Default") shall constitute a default under and breach of this
Agreement:

                (a) any failure by Company to pay as and when due and payable after the giving of any required notice and the expiration of any applicable grace period, any interest on or principal of or other sum payable under the Installment Sale Agreement or the Reimbursement Agreement; or

                (b) any failure by Company to pay as and when due and payable any other sums to be paid by Company to Bank under this Agreement and continuance of such failure for a period of five (5) days after written notice thereof from Bank; or

                (c) title to the Project Facility is or becomes unsatisfactory to Bank, in its reasonable discretion, by reason of any lien, charge, encumbrance, title condition or exception (including without limitation, any mechanic's, materialman's or similar statutory or common law lien or notice thereof) other than Permitted Liens, and such matter causing title to be or become unsatisfactory is not cured or removed (including by bonding) within twenty (20) days after notice thereof from Bank to Company; or

                (d) any refusal by the Title Insurer to insure any Advance as being secured by the Mortgage as a valid first lien on the Project Facility and continuance of such refusal for a period of twenty (20) days after notice thereof by Bank to Company; or

                (e) the Project Facility is not completed by the Completion Date or, in the reasonable estimation of Bank, construction of the Project Facility will not be completed by the Completion Date; or

                (f) the Project Facility or any portion thereof is injured by fire, explosion, accident, flood or other casualty, unless proceeds available for restoration and held by the Trustee pursuant to the Indenture are sufficient, in the reasonable estimation of Bank, to effect the satisfactory restoration of the Project Facility and to permit the completion of the Facility prior to the Completion Date; or

                (g) the Project Facility is subject to any Condemnation, or the Project Facility or any portion thereof is subject to any Condemnation which will prevent, in the reasonable estimation of Bank, the completion of the Project Facility prior to the Completion Date; or

                (h) any voucher or invoice is submitted at any time which Company knows has not been earned by the payee for services performed or for materials used in or furnished for the Project Facility; or

                (i) any cessation at any time in construction of the Facility for more than twenty (20) consecutive days except for strikes, acts of God, fire or other casualty, or other causes entirely beyond Company's control; or

                (j) any failure by Company to duly observe or perform any term, covenant, condition or agreement requiring Company to maintain insurance or to comply with the terms of the Financing Documents after the giving of any required notice and the expiration of any applicable cure period; or

                (k) Company requests a termination of the Loan, or confesses inability to continue or complete construction of the Project Facility in accordance with this Agreement; or

                (l) the Guarantor denies that it has any liability or obligation under the Guaranty or any other agreement to which the Guarantor is a party, or shall notify Bank of the Guarantor's intention to attempt to cancel or terminate the Guaranty or any other agreement to which the Guarantor is a party; or

                (m) any representation or warranty made or deemed to be made by or on behalf of Company or the Guarantor in this Agreement or in any other Financing Document, or in any report, certificate, financial statement, Request for Disbursement or other instrument furnished in connection with this Agreement, any Advance or any other Financing Document, shall prove to have been false or incorrect in any material respect as at the date of which made or deemed to be made; or

                (n) any dissolution, termination, partial or complete liquidation, merger or consolidation of Company, or the Guarantor, or any sale, transfer or other disposition of all or substantially all of the assets of Company or the Guarantor, other than with the prior approval of Bank; or

                (o) any suit or proceeding shall be filed against Company, the Guarantor or the Project Facility which, if adversely determined, would have a materially adverse effect on the ability of Company or the Guarantor to perform each and every one of their respective obligations under and by virtue of the Financing Documents; or

                (p)    any  failure  by  Company  to  obtain  any   Governmental
         Approvals, or the revocation or other invalidation of any Governmental Approvals previously issued; or

                (q) any change in the legal or beneficial ownership of Company, other than with the prior approval of Bank; or

                (r) any one or more of the obligations of Company or the Guarantor under the Financing Documents shall at any time and for any reason cease to be in full force and effect and which shall, in the reasonable estimation of the Bank, materially adversely affect the value of the Project Facility or the ability of the Company or the Guarantor to perform their respective obligations under the Financing Documents; or

                (s) any default in the payment of money shall occur under or in respect of any loan agreement, credit agreement, promissory note, bond, trust deed, indenture, mortgage, pledge, security agreement, indemnity or guaranty representing an obligation in excess of $100,000 to which Company or the Guarantor is a party (whether as principal or guarantor or other surety), or any other default shall occur thereunder which would entitle the holder thereof to declare all amounts payable with respect thereto to be immediately due and payable; or

                (t) If Company or the Guarantor (i) is adjudicated a debtor or insolvent, or ceases, is unable, or admits in writing its inability, to pay its debts as they mature, or makes an assignment for the benefit of creditors, (ii) applies for, or consents to, the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property, or any such receiver, trustee, or similar officer is appointed without the application or consent of the Company, or the Guarantor, as the case may be, (iii) institutes, or consents to the institution of, by petition, application, or otherwise, any bankruptcy reorganization, arrangement, readjustment of debt, dissolution, liquidation, or similar proceeding relating to it under the laws of any jurisdiction, (iv) has any such proceeding instituted against it which remains thereafter undismissed for a period of sixty
         (60) days or (v) has any judgment, writ, warrant of attachment or execution or similar process issued or levied against a substantial part of its property of the Company or the Guarantor and such judgment, writ, or similar process is not released, vacated, or fully bonded within sixty (60) days after its issue or levy.

                (u) any failure by Company to duly observe or perform any other term, covenant, condition or agreement under this Agreement and continuance of such failure for a period of thirty (30) days after written notice thereof from Bank; provided, however, that if such failure is not susceptible of cure during such thirty (30) day period (but is susceptible of cure) and Company promptly commences and diligently pursues cure of such failure during such thirty (30) day period, then such thirty (30) day period shall be extended for an additional consecutive period of sixty (60) days; or

                (v) any "default" or "event of default," as expressly defined under any of the other Financing Documents shall occur and be continuing.


                                    ARTICLE 9

                           RIGHTS AND REMEDIES OF BANK

         9.1 Remedies. Upon the occurrence and prior to the curing or waiver of any Event of Default, Bank may at any time, at its option, exercise any or all of the following rights and remedies:

                (a) The Bank may, in its sole discretion, deliver to the Trustee, with a copy to the Issuer and the Company, notice of such occurrence and upon compliance with Section ______ of the Indenture, direct the Trustee to redeem the Bonds; and

                (b) The Bank may, in its sole discretion, by notice to the Trustee, the Issuer and the Company, declare all unpaid principal of and accrued interest due in accordance with the Reimbursement Agreement, together with all other sums payable under the Financing Documents, to be immediately due and payable, whereupon same shall become and be immediately due and payable, anything in the Reimbursement Agreement or other Financing Documents to the contrary notwithstanding, and without presentation, protest or further demand or notice of any kind, all of which are expressly hereby waived by the Company; provided however, that the Bank may consent to Advances by the Trustee thereafter without thereby waiving the right to demand payment of the sums owing under the Reimbursement Agreement, without being obligated to consent to any other or further Advances, and without affecting the validity of or enforceability of the Reimbursement Agreement or other Bond Documents. Notwithstanding and without limiting the generality of the foregoing, upon the occurrence of an Event of Default under paragraph (t) of Article 8, all obligations of the Trustee to make Advances automatically shall so terminate.

                (c) At the discretion of the Bank and on behalf of the Trustee (but in its own behalf in the event that the Trustee has drawn upon the Letter of Credit in accordance with the Indenture), the Bank may cause the Project Facility to be completed and may enter upon the Land and construct, equip and complete the Project Facility in accordance with the Plans and Specifications, with such changes therein as the Bank may, from time to time, and in its sole discretion, deem appropriate. In connection with any construction of the Project Facility undertaken by Bank pursuant to the provisions of this subparagraph, Bank may:

                       (1) use any funds of Company, including any balance which may be held by Bank as security or in escrow, and any funds remaining unadvanced under the Project Fund;

                       (2)    employ   existing   contractors,   subcontractors,
                agents, architects, engineers, and the like, or terminate the same and employ others;

                       (3) employ security watchmen to protect the Project Facility;

                       (4) make such additions, changes and corrections in the Plans and Specifications as shall, in the judgment of Bank, be necessary or desirable;

                       (5) take over and use any and all Equipment contracted for or purchased by Company, if appropriate, or dispose of the same as Bank sees fit;

                       (6)    execute  all   applications  and  certificates  on
                behalf of Company which may be required by any Governmental Authority or Requirement or contract documents or agreements;

                       (7) pay, settle or compromise all existing or future bills and claims which are or may be liens against the Project Facility, or may be necessary for the completion of the Project Facility or the clearance of title to the Project Facility;

                       (8) enter into leases and occupancy agreements, and modify or amend existing leases and occupancy agreements, all as Bank shall deem to be necessary or desirable;

                       (9) prosecute and defend all actions and proceedings in connection with the construction of the Facility or in any other way affecting the Land or the Project Facility and take such action and require such performance as Bank deems necessary under any Payment and Performance Bonds; and

                       (10) take such action hereunder, or refrain from acting hereunder, as Bank may, in its sole and absolute discretion, from time to time determine, and without any limitation whatsoever, to carry out the intent of this subparagraph. Company shall be liable to Bank for all costs paid or incurred for the construction, completion and equipping of the Project Facility, whether the same shall be paid or incurred pursuant to the provisions of this subparagraph or otherwise, and all payments made or liabilities incurred by Bank hereunder of any kind whatsoever shall be deemed advances made to Company under this Agreement and shall be secured by the Mortgage and the other Financing Documents.

                       To the extent that any costs so paid or incurred by Bank,
                together with all other Advances made by Bank hereunder, exceed the Loan Amount, such excess costs shall be paid by Company to Bank on demand, with interest thereon at the Default Rate set forth in the Reimbursement Agreement, until paid; and Company shall execute such notes or amendments to the Reimbursement Agreement as may be requested by Bank to evidence Company's obligation to pay such excess costs and until such notes or amendments are so executed by Company, Company's obligation to pay such excess costs shall be deemed to be evidenced by this Agreement and the Reimbursement Agreement. In the event Bank takes possession of the Project Facility and assumes control of such construction as aforesaid, it shall not be obligated to continue such construction longer than it shall see fit and may thereafter, at any time, change any course of action undertaken by it or abandon such construction and decline to make further payments for the account of Company whether or not the Project Facility shall have been completed. For the purpose of this subparagraph, the construction, equipping and completion of the Project Facility shall be deemed to include any action necessary to cure any Event of Default by Company under any of the terms and provisions of any of the Financing Documents.

                (d) Bank may to the extent permitted by applicable law, at any time and from time to time, without notice (any such notice being expressly waived), without regard to the adequacy of any collateral, set off and apply any and all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of Bank where the deposits are held) at any time held or other sums credited by or due from Bank to Company against any and all liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising of Company to Bank.

                (e) Bank may exercise any or all of the rights and remedies set forth in the Reimbursement Agreement and the other Financing Documents.

         9.2 Remedies Not in Conflict with the Indenture. In addition, and to the extent not in conflict with the Indenture, the Company agrees to the following:

                (a) Power of Attorney. For the purposes of carrying out the provisions and exercising the rights, powers and privileges granted by or referred to in this Agreement, Company hereby irrevocably constitutes and appoints Bank, upon and during the continuation of an Event of Default, its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and do and perform any acts which are referred to in this Agreement, in the name and on behalf of Company. The power vested in such attorney-in-fact is, and shall be deemed to be, coupled with an interest and irrevocable.

                (b) Remedies Cumulative. Upon the occurrence of any Event of Default, the rights, powers and privileges provided in this Article 9 and all other remedies available to Bank under this Agreement, the Reimbursement Agreement or under any of the other Financing Documents or at law or in equity may be exercised by Bank at any time and from time to time and shall not constitute a waiver of any of Bank's other rights or remedies thereunder, whether or not the Loan shall be due and payable, and whether or not Bank shall have instituted any foreclosure proceedings or other action for the enforcement of its rights under the Financing Documents.

                (c) Annulment of Defaults. An Event of Default shall not be deemed to be in existence for any purpose of this Agreement, the Reimbursement Agreement or any Financing Document if Bank shall have waived such Event of Default in writing or stated that the same has been cured to its reasonable satisfaction, but no such waiver shall extend to or affect any subsequent Event of Default or impair any of the rights of Bank upon the occurrence thereof.

                (d) Waivers. Company hereby waives to the extent not prohibited by applicable law (a) all presentments, demands for payment or performance, notices of nonperformance (except to the extent required by the provisions hereof or of any other Financing Documents), protests and notices of dishonor, (b) any requirement of diligence or promptness on Bank's part in the enforcement of its rights (but not fulfillment of its obligations) under the provisions of this Agreement or any other Financing Document, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which Company may now or hereafter have with respect to its liability under this Agreement, the Reimbursement Agreement or under any other Financing Document.

                (e) Course of Dealing, Etc. No course of dealing between Company and Bank shall operate as a waiver of any of Bank's rights under this Agreement or any Financing Document. No delay or omission on Bank's part in exercising any right under this Agreement or any Financing Document shall operate as a waiver of such right or any other right hereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion No waiver or consent shall be binding upon Bank unless it is in writing and signed by Bank. The making of an Advance hereunder during the existence of an Event of Default shall not constitute a waiver thereof.


                                   ARTICLE 10

                               GENERAL CONDITIONS

         The following conditions shall be applicable throughout the term of this Agreement:

         10.1 Rights of Third Parties. All conditions of the obligations of Bank hereunder, including the obligation to consent to Advances, are imposed solely and exclusively for the benefit of Bank and its successors and assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Bank will make Advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Bank at any time if in its sole discretion it deems it desirable to do so. In particular, Bank makes no representations and assumes no obligations as to third parties concerning the quality of the construction by Company of the Project Facility or the absence therefrom of defects. In this connection Company agrees to and shall indemnify Bank from any liability, claims or losses resulting from the disbursement of Advances or from the condition of the Project Facility whether related to the quality of construction or otherwise and whether arising during or after the term of the Loan made by Bank to Company in connection herewith. This provision shall survive the repayment of the Bonds and any sums due to the Bank under the Financing Documents and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

         10.2 Limitation on Issuer Liability; Indemnity. No provision or covenant contained in this Agreement or any obligation herein or the breach thereof shall constitute or give rise to pecuniary or other liability or charge upon the Issuer, its members, officers, employees or agents. The Company shall indemnify the Issuer against all claims, demands, expenses and liabilities under this Agreement in accordance with the provisions of the Installment Sale Agreement.

         10.3 Relationship. The relationship between Bank and Company is solely that of a lender and borrower, and nothing contained herein or in any of the other Financing Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

         10.4 Evidence of Satisfaction of Conditions. Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact of facts and Bank shall, at all times, be free independently to establish to its satisfaction and in its absolute discretion such existence or non-existence.

         10.5 Notices. Any notices required or permitted to be given hereunder shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Agreement, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given,
(i) in the case of notice by personal delivery, upon actual delivery, (ii) in the case of mail service, four (4) days after deposit with the U.S. Postal Service, or (iii) in the case of overnight courier, the day after delivery to the courier service. A duplicate copy of each notice, certificate or other communication given hereunder by (1) the Company or the Issuer shall also be given to the Trustee, and (2) the Company, Issuer or the Trustee shall also be given to the Bank.

         10.6 Assignment. Company may not assign this Agreement or any of its rights or obligations hereunder without the prior approval of Bank.

         10.7 Successors and Assigns Included in Parties. Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this Agreement by or on behalf of Company or by or on behalf of Bank shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not.

         10.8 Headings. The headings of the Articles, Paragraphs and subparagraphs of this Agreement are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

         10.9 Invalid Provisions to Affect No Others. If fulfillment of any provision hereof or any transaction related hereto at the time performance of such provisions shall be due, shall involve transcending the limit of validity presently prescribed by law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

         10.10 Number and Gender. Whenever the singular or plural number, or the masculine, feminine or neuter gender is used herein, it shall equally include the other.

         10.11 Governing Law. This Agreement shall be governed by and construed in accordance with laws of the State of New York.

         10.12 Consent to Jurisdiction. Company hereby irrevocably and unconditionally (a) submits to personal jurisdiction in the State of New York over any suit, action or proceeding arising out of or relating to this Agreement, and (b) waives any and all personal rights under the laws of any state (i) to the right, if any, to trial by jury, or (ii) to object to jurisdiction within the State of New York or venue in any particular forum within the State of New York. Nothing contained herein, however, shall prevent Bank from bringing any suit, action or proceeding or exercising any rights against any security and against Company, and against any property of Company, in any other state. Initiating such suit, action or proceeding or taking such action in any state shall in no event constitute a waiver of the agreement contained herein that the laws of the State of New York shall govern the rights and obligations of Company and Bank hereunder or the submission herein by Company to personal jurisdiction within the State of New York.

         10.13 Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         10.14 No Recourse; Special Obligation. (a) The obligations and agreements of the Issuer, if any, contained herein and in the other Financing Documents and any other instrument or document executed in connection therewith or herewith, and any other instrument or document supplemental thereto or hereto, shall be deemed the obligations and agreements of the Issuer, and not of any member, officer, director, agent (other than the Company) or employee of the Issuer in his individual capacity, and the members, officers, directors, agents (other than the Company) and employees of the Issuer shall not be liable personally hereon or thereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or of any transaction contemplated hereby or thereby.

                (b) The obligations and agreements of the Issuer contained herein and therein shall not constitute or give rise to an obligation of the State of New York or Saratoga County, New York, and neither the State of New York nor Saratoga County, New York shall be liable hereon or thereon, and, further, such obligations and agreements shall not constitute or give rise to a general obligation of the Issuer, but rather shall constitute limited obligations of the Issuer payable solely from the revenues of the Issuer derived and to be derived from the sale or other disposition of the Project Facility (except for revenues derived by the Issuer with respect to the Unassigned Rights).

                (c) No order or decree of specific performance with respect to any of the obligations of the Issuer hereunder shall be sought or enforced against the Issuer unless (1) the party seeking such order or decree shall first have requested the Issuer in writing to take the action sought in such order or decree of specific performance, and ten
         (10) days shall have elapsed from the date of receipt of such request, and the Issuer shall have refused to comply with such request (or, if compliance therewith would reasonably be expected to take longer than ten days, shall have failed to institute and diligently pursue action to cause compliance with such request within such ten day period) or failed to respond within such notice period, (2) if the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it will incur fees and expenses, the party seeking such order or decree shall have placed in an account with the Issuer an amount or undertaking sufficient to cover such reasonable fees and expenses, and (3) if the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it or any of its members, officers, agents (other than the Company) or employees shall be subject to potential liability, the party seeking such order or decree shall (A) agree to indemnify, defend and hold harmless the Issuer and its members, officers, directors, agents (other than the Company) and employees against any liability incurred as a result of its compliance with such demand, and (B) if requested by the Issuer, furnish to the Issuer satisfactory security to protect the Issuer and its members, officers, directors, agents (other than the Company) and employees against all liability expected to be incurred as a result of compliance with such request. Any failure to provide the indemnity and/or security required in this Section 10.14 shall not affect the full force and effect of an Event of Default hereunder.

         IN WITNESS WHEREOF, the Bank, the Company and the Issuer have executed this Agreement as of the date first above written.

                                      SPURLOCK ADHESIVES, INC.


                                      By: /s/ Phillip S. Sumpter
                                          --------------------------------------
                                          Phillip S. Sumpter,
                                          Executive Vice President

                                      KEYBANK NATIONAL ASSOCIATION


                                      By: /s/ Richard Van Auken
                                          --------------------------------------
                                          Richard Van Auken, Senior Banker


                                      COUNTY OF SARATOGA INDUSTRIAL
                                      DEVELOPMENT AGENCY


                                      By: /s/ Floyd H. Rourke
                                          --------------------------------------
                                          Chairman
                                          Floyd H. Rourke

STATE OF NEW YORK        )
                         )SS.:
COUNTY OF SARATOGA       )

         On the 9th day of October,  1997, before me personally appeared Phillip
S. Sumpter, to me known, who being by me duly sworn, did depose and say that he resides at 33296 Shingleton Road, Waverly, Virginia; that he is an Executive Vice President of SPURLOCK ADHESIVES, INC., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.



                                            /s/ Theresa C. Priest
                                            ------------------------------------
                                            Notary Public - State of New York
                                            My Commission Expires:

                                                    Theresa C. Priest
                                             Notary Public, State of New York
                                              Washington County #01PR4921971
                                             Commission Expires Feb. 28, 1998


STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF SARATOGA       )

         On this 9th day of October, 1997, before me personally came Richard Van Auken, to me known, who being by me duly sworn, did depose and say that he resides in Brunswick, New York; that he is a Senior Banker of KEYBANK NATIONAL ASSOCIATION, the national banking association described in, and which executed the above instrument; and that he signed his name thereto by order of the Board of Directors of said association.

                                            /s/ Theresa C. Priest
                                            ------------------------------------
                                            Notary Public - State of New York
                                            My Commission Expires:

                                                    Theresa C. Priest
                                             Notary Public, State of New York
                                              Washington County #01PR4921971
                                             Commission Expires Feb. 28, 1998

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF SARATOGA       )

         On this 7th day of October, 1997, before me personally came Floyd H. Rourke, to me known, who being by me duly sworn, did depose and say that he resides in Northumberland, NY; that he is the CHAIRMAN of the COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, the public benefit corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the members of said public benefit corporation.

                                            /s/ Theresa C. Priest
                                            ------------------------------------
                                            Notary Public - State of New York
                                            My Commission Expires:

                                                    Theresa C. Priest
                                             Notary Public, State of New York
                                              Washington County #01PR4921971
                                             Commission Expires Feb. 28, 1998

01294\bldgloan.2

                                    EXHIBIT A

                               Construction Budget



                         COPY AT THE OFFICE OF THE BANK

                                    EXHIBIT B

                               Description of Land





         THAT TRACT OR PARCEL OF LAND, situate in the Town of Moreau, County of Saratoga and State of New York more fully described as Lot Number 3 as shown on subdivision maps of Moreau Industrial Park prepared by The Saratoga Associates and filed in the Saratoga County Clerk's Office on March 18, 1992 in drawer #M-348 A-Z and AA-DD; and as modified by revised subdivision maps of Moreau Industrial Park prepared by The Saratoga Associates and filed in the Saratoga County Clerk's Office on February 16, 1994 in drawer #M-398, A-S and being further bounded and described as follows:

         BEGINNING at a point marked with a capped iron rod found at the point of intersection of the easterly line of Farnan Road with the common division line of Lot No. 4 to the north and Lot No. 3 to the south as shown on said map; thence from said point of beginning along said common division line the following five (5) courses and distances:

     1) North 90 deg. 00 min. 00 sec. East, 347.86 feet to a point marked with a capped iron rod found;
     2) South 00 deg. 00 min. 00 sec. West, 32.63 feet to a point marked with a capped iron rod found;
     3) North 90 deg. 00 min. 00 sec. East, 191.52 feet to a point marked with a capped iron rod found;
     4) North 00 deg. 00 min. 00 sec. East, 32.63 feet to a point marked with a capped iron rod found;
     5) North 90 deg. 00 min. 00 sec. East, 680.17 feet to the point of intersection of the westerly line of Lot No. 5 with the common division line of Lot No. 4 to the north and Lot No. 3 to the south as shown on said map; thence along said westerly line, South 16 deg. 10 min. 56 sec. West, 102.04 feet to a point in the northwesterly line of lands of The State of New York as shown on said map, said point also being at the 145 foot elevation; thence along said northwesterly and the westerly line of lands of The State of New York as it winds and turns along the 145 foot elevation in a southerly direction 712 +/- feet to the point of intersection of said westerly line of lands of The State of New York with the common division line of Lot No. 3 to the north and Lot No. 2 to the south as shown on said map, the last course having a tie-line of South 33 deg. 02 min. 30 sec. West, 699.47 feet; thence along said common division line, South 90 deg. 00 min. 00 sec. West, 865.65 feet to a point marked with a capped iron rod found at the point of intersection of the easterly line of Farnan Road with the common division line of Lot No. 3 to the north and Lot No. 2 to the south as shown on said map; thence along said easterly line in a northerly direction the following four (4) courses and distances:

     1) North 00 deg. 00 min. 00 sec. West, 116.35 feet to a point of curvature;
     2) Along a curve to the right an arc length of 464.05 feet to a point of tangency, said curve having a radius of 2,773.32 feet and a delta angle of 09 deg. 35 min. 13 sec.;
     3)  North 09 deg. 35 min. 13 sec. East, 50.00 feet to a point of curvature;
     4) Along a curve to the left an arc length of 57.49 feet to the point or place of beginning, said curve having a radius of 2,294.42 feet and a delta angle of 01 deg. 26 min. 08 sec., said parcel containing 16.37 +/- acres of land and being Lot No. 3 as shown on said map.

                                    EXHIBIT C

                         LIEN LAW, SECTION 22 AFFIDAVIT


STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF SARATOGA       )

         PHILLIP S. SUMPTER, being duly sworn, deposes and says:

         1. I am the Executive Vice President of Spurlock Adhesives, Inc., the entity described as the Company in the Building Loan Agreement to which this Affidavit is annexed.

         2. The Company and the Bank have entered into a certain Building Loan Agreement relating to the construction and equipping of a Facility on Land which is more particularly described in Exhibit B. The Building Loan Agreement is intended to be filed in the Saratoga County Clerk's Office in accordance with
Section 22 of the Lien Law. All capitalized terms used herein and not otherwise defined shall have the same meanings assigned thereto in the Building Loan Agreement.

         3. The Bond proceeds will be advanced by the Trustee with the consent of the Bank in accordance with the terms of the Building Loan Agreement and the Indenture (as defined herein).

         4. The consideration, if any, paid, or to be paid, for the Loan is set forth in item 5(a) below.

         5. All other expenses paid or to be paid in connection with the Loan are as follows:

         (a) Fair and reasonable sums paid for obtaining the Loan and subsequent financing:

                (i)    Origination or commitment fee for Loan
                       $60,000

                (ii)   Appraisal fees
                       $-0-

                (iii)  Construction supervisor fees
                       $-0-

                (iv)   Fees and disbursements of Bank's counsel
                       $-0-

                (v) Costs of title examination and UCC searches, title insurance premiums and title continuation charges
                       $-0-

                (vi)   Survey costs
                       $-0-

                (vii)  Recording and filing fees
                       $-0-

                (viii) Mortgage tax
                       $-0-

                (ix)   Bond Placement Agent fee

                       $60,000

         Subtotal:     $120,000

         (b) Architectural, engineering and surveying fees, $-0-

         (c)    Construction period interest
                $-0-

         (d)    Insurance premiums during construction of Project Facility
                $-0-

         (e) Paid to Bank to repay sums previously loaned to pay costs of construction,
                $1,600,000

         (f)    Payment and Performance Bond premiums
                $-0-

         (g)    Sums paid to take by assignment prior existing mortgages
                $-0-

         (h) Sums paid to discharge or reduce the indebtedness under prior existing mortgages
                $-0-

         (i) Taxes, assessments and other municipal charges existing prior to the commencement of construction of the Project Facility
                $-0-

         (j) Taxes, assessments and other municipal charges accruing during construction of the Project Facility
                $-0-

         (k)    Other, Land Acquisition
                $254,250

                Total   $1,974,250

         Certain of the foregoing amounts are based upon good faith estimates of costs or expenses not yet incurred and certain items listed above may cost more or less than such estimates. The Company reserves the right to use unexpended amounts from any of said items to defray increases incurred in any other item or items listed above so long as the total amount expended on such items does not exceed the amount of the Loan.

         6. That after payment of all the above fees and expenses, the amount of money which will be available to pay for the cost of making the improvements referred to in the Building Loan Agreement will be the sum of $ , less all monies needed to pay insurance premiums, interest, taxes, assessments, water and sewer costs and rent becoming due while the improvements are being made.

         7. All monies advanced by the Bank to the Company under the Agreement shall be subject to the Trust Fund provisions of Section 13 of the Lien Law. If an Event of Default occurs during construction of the Facility, the Bank may refuse to advance additional funds and such unadvanced sums would not be available to the Company to pay the cost of constructing the Facility.

         8.     This  affidavit  is  made  pursuant  to and in  compliance  with
Section 22 of the Lien Law by the Company, as the "borrower" for the purposes of said Section.

         9. The facts herein stated are true to the best of deponent's knowledge.


                                                  /s/ Phillip S. Sumpter
                                                  ------------------------------


Sworn to before me this
9th day of October, 1997.


/s/ Kevin J. Kelley
--------------------------------
NOTARY PUBLIC
STATE OF NEW YORK

        KEVIN J. KELLEY
Notary Public, State of New York
   Qualified in Albany County
   Commission Expires 10/31/97

                                    EXHIBIT D

                              COMPANY'S REQUISITION


COMPANY:          Spurlock Adhesives, Inc. ("Company")

TRUSTEE:          Star Bank, N.A. ("Trustee")

BANK:             KeyBank National Association ("Bank")

REQUISITION NO.:  ________________

DATE:             ____________________, 1997

PROJECT: $6,000,000 County of Saratoga Industrial Development Agency Multi-Mode Variable Rate Industrial Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997 A


         Pursuant to the Building Loan Agreement, dated as of October 1, 1997, by and among the Company, the Bank and County of Saratoga Industrial Development Agency (the "Agreement"), Company hereby authorizes and requests an Advance by the Trustee for the following purpose(s) and in the following amounts:

         Amount                     Purpose(s)                Attributable to

________________________________________________________________________________






Total:            $____________________


         Please disburse such funds in the following manner:

         IN CONNECTION WITH AND IN ORDER TO INDUCE THE TRUSTEE TO ADVANCE THE AMOUNT REQUESTED ABOVE, THE COMPANY HEREBY REPRESENTS, WARRANTS AND STIPULATES TO THE TRUSTEE AND THE BANK AS FOLLOWS:

         1. There is existing no Event of Default (as defined in the Agreement) and no event which but for the passage of time, the giving of notice or both would constitute an Event of Default. The undersigned has duly complied with and observed all of the terms, covenants and conditions of each of said instruments required to be performed by the undersigned to the date of this Requisition, and unless the Bank is notified to the contrary prior to the disbursement of the Advance requested above, will be so on the date hereof.

         2. The amounts herein are true and correct to the best of the Company's knowledge and after the honoring of this Requisition, the Loan amount not yet advanced, less the retainage held, if any, shall be sufficient to pay for the completion of the costs of construction of the Facility not yet paid.

         3. All sums previously requisitioned have been applied to the payment of the costs of construction of the Facility heretofore incurred and the proceeds of any Advance made in accordance with this Requisition will be applied to, and solely to, payment of the foregoing items.

         4. All work has been performed fully in accordance with the Plans and Specifications as defined in the Agreement.

         5. The Bank has consented to this requisition as evidenced by its execution of the consent appearing below.

                                            SPURLOCK ADHESIVES, INC.


                                            By:_________________________________
                                                     Authorized Officer

Consented to this _____ day
of ________________, 1997

KEYBANK NATIONAL ASSOCIATION


By:___________________________________
         Richard C. Van Auken
         Vice President